Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:	Company	Investor Relations
	Ned Mavrommatis	Liolios Group, Inc.
	Chief Financial Officer	Scott Liolios or Matt Glover
	201-996-9000	949-574-3860
	ned@id-systems.com	info@liolios.com

I.D. Systems Reports First Quarter 2012 Financial Results

Revenues Up 25% from First Quarter of 2011

Woodcliff Lake, NJ, May 7, 2012—I.D. Systems, Inc. (NASDAQ: IDSY), a leading provider of wireless solutions for tracking, securing and managing high-value enterprise assets, today reported results for its first quarter ended March 31, 2012.

Financial Results

•	Revenue increased to $9.8 million, up 25% from $7.8 million in the first quarter a year ago. Recurring revenue was $4.2 million, up 4% from $4.0 million in Q1 2011.

•	Gross margin was 50%, consistent with historic levels.

•	Excluding stock-based compensation and depreciation and amortization, non-GAAP net loss improved to $840,000, or $0.07 per basic and diluted share, from a non-GAAP net loss of $852,000, or $0.08 per basic and diluted share, in the same year-ago period.

•	Net loss improved 7% to $1.6 million, or $0.14 per basic and diluted share, from a net loss of $1.8 million, or $0.16 per basic and diluted share, in the first quarter of 2011.

•	As of March 31, 2012, I.D. Systems had $21.1 million in cash, cash equivalents and marketable securities, $24.8 million of working capital, and no debt.

Operational Highlights

•	Repeat business from core customers, including Ford Motor Company, John Deere, Marten Transport, Nestlé, Procter & Gamble, CH Robinson, Toyota, the U.S. Postal Service, and Walmart, among others.

•	The addition of new customers through direct sales efforts, including a leading global aerospace and defense company, one of the world’s largest international logistics companies, two major North American food producers, and a leading paper and wood pulp products manufacturer.

•	Continued success selling through channel partners, which generated both new and repeat business from customers across diverse industries, including automotive, building products, food and beverage, logistics, mass market retail, and packaging.

Management Commentary

“We began 2012 on a positive note, continuing a year-over-year revenue growth trend we have sustained now for the past nine quarters,” said Jeffrey Jagid, I.D. Systems’ Chairman and CEO. “Revenue contributions in Q1 2012 came from a balanced mix of market segments, products and services, led by strong increases in sales of both vehicle and transportation asset management systems. Our high-margin recurring revenue represented 43% of total revenue for the quarter, and our overall gross margin remained strong and stable at 50%.

“We remain focused on our growth strategy: expanding business with core customers across vertical and geographic markets, diversifying revenue sources, particularly by leveraging channel partners, and extending our market leadership with best-practice supply chain asset management solutions.”

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Investor Conference Call

I.D. Systems will hold a conference call for investors and analysts today, May 7, 2012, at 4:45 p.m. Eastern time. Jeffrey Jagid, Chairman and CEO, will lead a discussion on the results of the quarter and recent developments. After opening remarks and a discussion of the quarter, there will be a question and answer period. The conference call will be broadcast live over the Internet via the Investors section of the company’s website at www.id-systems.com. To listen to the live call, go to the website at least 10 minutes early to download and install any necessary audio software.

Non-GAAP Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), I.D. Systems provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income/loss and non-GAAP net income/loss per basic and diluted share. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of I.D. Systems’ current financial performance. Specifically, I.D. Systems believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

About I.D. Systems

Based in Woodcliff Lake, New Jersey, with subsidiaries in Germany and the United Kingdom, I.D. Systems is a leading provider of wireless solutions for securing, controlling, tracking, and managing high-value enterprise assets, including vehicles, powered equipment, trailers, containers, and cargo. The company’s patented technologies address the needs of organizations to monitor and analyze their assets to improve safety, security, efficiency, and productivity. For more information, please visit www.id-systems.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to I.D. Systems’ beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond I.D. Systems’ control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with acquisitions. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for I.D. Systems’ products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect I.D. Systems’ intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in I.D. Systems’ filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2011. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, I.D. Systems. Unless otherwise required by applicable law, I.D. Systems assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

-- Tables to Follow --

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I.D. Systems, Inc. and Subsidiaries

Condensed Statement of Operations Data

(Unaudited)

	Three Months Ended
	March 31,
	2011	2012
Revenue:
Products	$3,804,000	$5,711,000
Services	4,030,000	4,101,000
	7,834,000	9,812,000
Cost of Revenue:
Cost of products	2,181,000	3,463,000
Cost of services	1,492,000	1,403,000
	3,673,000	4,866,000

Gross Profit	4,161,000	4,946,000

Operating Expenses
Selling, general and administrative expenses	5,095,000	5,589,000
Research and development expenses	906,000	1,114,000
	6,001,000	6,703,000

Loss from operations	(1,840,000)	(1,757,000)
Interest income	47,000	89,000
Other income, net	28,000	21,000

Net loss	$(1,765,000)	$(1,647,000)

Net loss per share – basic and diluted	$(0.16)	$(0.14)

Weighted average common shares outstanding – basic and diluted	10,913,000	11,720,000

I.D. Systems, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2012
Net loss attributable to common stockholders	$(1,765,000)	$(1,647,000)

Depreciation and amortization	605,000	554,000

Stock-based compensation	308,000	253,000

Non-GAAP net loss	$(852,000)	$(840,000)

Non-GAAP net loss per share – basic and diluted	$(0.08)	$(0.07)

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I.D. Systems, Inc. and Subsidiaries

Condensed Balance Sheet Data

	December 31, 2011*	March 31, 2012
		(Unaudited)
ASSETS
Cash and cash equivalents	$8,386,000	$4,726,000
Restricted cash	300,000	300,000
Investments – short term	6,904,000	7,975,000
Accounts receivable, net	7,947,000	9,382,000
Note and sales-type lease receivable – current	1,217,000	1,161,000
Inventory, net	8,114,000	7,460,000
Deferred costs – current	1,950,000	1,817,000
Prepaid expenses and other current assets	2,192,000	1,055,000
Deferred tax asset – current	390,000	--
Total current assets	37,400,000	33,876,000

Investments – long term	9,779,000	8,087,000
Note and sales-type lease receivable – long term	4,101,000	4,978,000
Deferred costs – long term	1,916,000	2,073,000
Fixed assets, net	3,092,000	2,999,000
Goodwill	1,837,000	1,837,000
Intangible assets, net	4,399,000	4,107,000
Other assets	307,000	307,000
	$62,831,000	$58,264,000

LIABILITIES
Accounts payable and accrued expenses	$9,482,000	$4,930,000
Deferred revenue	3,090,000	4,186,000
Total current liabilities	12,572,000	9,116,000
Deferred rent	327,000	346,000
Deferred revenue	4,332,000	4,496,000
Total liabilities	17,231,000	13,958,000
Commitments and Contingencies

STOCKHOLDERS' EQUITY
Preferred stock; authorized 5,000,000 shares, $0.01 par value; none issued	--	--
Common stock; authorized 50,000,000 shares, $0.01 par value; 12,546,000 and 12,639,000 shares issued at December 31, 2011 and March 31, 2012, respectively; shares outstanding, 12,055,000 and 12,128,000 at December 31, 2011 and March 31, 2012, respectively	121,000	121,000
Additional paid-in capital	101,766,000	102,124,000
Accumulated deficit	(53,510,000)	(55,157,000)
Accumulated other comprehensive (loss) income	(49,000)	56,000
	48,328,000	47,144,000
Treasury stock, at cost	(2,728,000)	(2,838,000)
Total stockholders’ equity	45,600,000	44,306,000
Total liabilities and stockholders’ equity	$62,831,000	$58,264,000

*Derived from audited balance sheet as of December 31, 2011.

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I.D. Systems, Inc. and Subsidiaries

Condensed Statement of Cash Flows Data

(Unaudited)

	Three Months Ended March 31,
	2011	2012
Cash flows from operating activities:
Net loss	$(1,765,000)	$(1,647,000)
Adjustments to reconcile net loss to cash used in operating activities:
Bad debt expense	73,000	49,000
Proceeds from sale of N.J. net operating loss carryforwards	--	390,000
Stock-based compensation expense	308,000	253,000
Depreciation and amortization	605,000	554,000
Deferred rent expense	81,000	19,000
Changes in:
Accounts receivable	1,367,000	(1,406,000)
Note and lease receivable	(28,000)	(821,000)
Inventory	(422,000)	654,000
Prepaid expenses and other assets	(1,025,000)	1,137,000
Deferred costs	(509,000)	(24,000)
Deferred revenue	261,000	1,260,000
Accounts payable and accrued expenses	(914,000)	(4,552,000)
Net cash used in operating activities	(1,968,000)	(4,134,000)

Cash flows from investing activities:
Expenditures for fixed assets	(55,000)	(168,000)
Purchase of investments	(984,000)	(29,000)
Maturities of investments	--	712,000
Net cash (used in) provided by investing activities	(1,039,000)	515,000

Cash flows from financing activities:
Proceeds from exercise of stock options	35,000	7,000
Purchase of treasury shares	(412,000)	--
Net cash (used in) provided by financing activities	(377,000)	7,000

Effect of foreign exchange rate changes on cash and equivalents	(58,000)	(48,000)
Net decrease in cash and cash equivalents	(3,442,000)	(3,660,000)
Cash and cash equivalents - beginning of period	14,491,000	8,386,000
Cash and cash equivalents - end of period	$11,049,000	$4,726,000

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